Exhibit 99.2

MARCHEX, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

goClick Acquisition

On July 27, 2004, Marchex, Inc. (“Company”) acquired 100% of the outstanding stock of goClick.com, Inc., a Norwalk, Connecticut-based company. The purchase price consideration consisted of cash and acquisition costs of approximately $7.5 million, net of cash acquired and 433,541 shares of Class B common stock. The shares of Class B common stock were valued at $9.55 per share (for accounting purposes) for an aggregate amount of $4.1 million.

For the period from July 27, 2004 through March 31, 2005, all goodwill, identifiable intangible assets and resulting liabilities, from the goClick acquisition have been recorded in the consolidated financial statements of the Company.

Name Development Acquisition

On February 14, 2005, the Company acquired substantially all of the assets of Name Development Ltd., a corporation operating in the direct navigation market. The purchase price consideration consisted of cash and acquisition costs of $155.6 million and 419,659 shares of Class B common stock. The shares of Class B common stock were valued at $20.99 per share (for accounting purposes) for an aggregate amount of $8.8 million.

The asset purchase agreement contained customary representations and warranties and required Name Development’s sole stockholder to indemnify the Company for various liabilities arising under the agreement, subject to various limitations and conditions. At the closing, the Company deposited into escrow for the benefit of the sole stockholder for a period of eighteen months from the closing an amount of cash equal to $24.6 million to secure the sole stockholder’s indemnification and other obligations under the asset purchase agreement, which is included in the above total purchase price consideration.

The acquisition was contingent on customary closing conditions, including the closing by the Company of financing sufficient to consummate such acquisition.

The estimated fair values of assets acquired are based upon preliminary estimates and may not be indicative of the final allocation of the purchase price consideration.

Pro Forma Financial Information

The following unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2004 and the quarter ended March 31, 2005 give effect to the Company’s acquisition of goClick and the acquisition of substantially all of the assets of Name Development as if they had occurred on January 1, 2004.

The unaudited pro forma condensed consolidated statements of operations for the period ended December 31, 2004 are based upon the historical results of operation for the Company and its subsidiaries for the year ended December 31, 2004, for goClick for the period of January 1, 2004 through July 26, 2004 and for Name Development for the year ended December 31, 2004. The unaudited pro forma condensed consolidated statements of operations for the quarter ended March 31, 2005 are based upon the historical results of operations of the Company and its subsidiaries for the quarter ended March 31, 2005 and of Name Development for the period of January 1, 2005 through February 13, 2005. The unaudited pro forma condensed consolidated statements of operations and the accompanying notes should be read in conjunction with the historical financial statements and notes thereto of the Company, goClick and Name Development. In addition, for purposes of the following tables, we have assumed an offering of only that number of shares of Class B common stock and preferred stock as necessary to consummate the Name Development asset acquisition for the year ended December 31, 2004 and for the period of January 1, 2005 through February 13, 2005.

The unaudited pro forma condensed consolidated financial information is intended for illustrative purposes only and is not necessarily indicative of the combined results that would have occurred had the acquisitions taken place on January 1, 2004, nor is it necessarily indicative of results that may occur in the future.

MARCHEX, INC.

Unaudited Pro Forma Condensed Consolidated Statements of Operations

For the year ended December 31, 2004

	Marchex, Inc.	goClick Period from January 1, 2004 to July 26, 2004	Pro Forma Adjustments		Pro Forma Marchex and goclick Acquisition	Name Development Asset Acquisition	Pro Forma Adjustments		Pro Forma Offering		Pro Forma Marchex and Acquisitions and Offering
Revenue	$43,804,272	$3,769,347	$(17,818	)(a)	$47,555,801	$20,667,254					$68,223,055

Expenses:
Service costs (1)	27,449,938	2,347,988	(17,818	)(a)	29,780,108	1,675,422	(757,957	)(d)			30,697,573
Sales and marketing (1)	4,414,043	20,453			4,434,496	—					4,434,496
Product development (1)	2,291,430	96,742			2,388,172	—					2,388,172
General and administrative (1)	4,111,544	32,508			4,144,052	1,363,996					5,508,048
Acquisition-related retention consideration (2)	499,080	—			499,080	—					499,080
Facility relocation	199,960	—			199,960	—					199,960
Stock-based compensation (3)	890,520	—			890,520	—					890,520
Amortization of intangible assets from acquisitions (4)	4,965,503	—	1,170,179	(b)	6,135,682	—	13,673,294	(d)			19,808,976

Total operating expenses	44,822,018	2,497,691	1,152,361		48,472,070	3,039,418	12,915,337		—		64,426,825

Gain on sale of intangible assets, net	—	—			—	1,532,664	—				1,532,664

Income (loss) from operations	(1,017,746)	1,271,656	(1,170,179)		(916,269)	19,160,500	(12,915,337)		—		5,328,894

Other income (expense)
Interest income	265,354	5,496			270,850	20,732					291,582
Interest expense	(5,654)	—			(5,654)	—					(5,654)
Adjustment to fair value of redemption obligation	55,250	—			55,250	—					55,250
Other	3,644	—			3,644	(989)					2,655

Total other income	318,594	5,496	—		324,090	19,743	—		—		343,833

Income (loss) before provision for income taxes	(699,152)	1,277,152	(1,170,179)		(592,179)	19,180,243	(12,915,337)		—		5,672,727

Income tax expense (benefit)	33,941	—	41,620	(c)	75,561	1,794,093	586,655	(e)			2,456,308

Net income (loss)	(733,093)	1,277,152	(1,211,799)		(667,740)	17,386,150	(13,501,992)		—		3,216,418

Accrual of convertible preferred stock dividends	—	—			—	—	—		2,375,000	(g)	2,375,000
Accretion of redemption value of redeemable convertible preferred stock	420,430	—			420,430	—			—		420,430

Net Income (loss) applicable to common stockholders	$(1,153,523)	$1,277,152	$(1,211,799)		$(1,088,170)	$17,386,150	$(13,501,992)		$(2,375,000)		$420,988

Basic net income (loss) per share applicable to common stockholders	$(0.05)				$(0.05)						$0.01
Shares used to calculate basic net income (loss) per share	22,087,503		247,059	(f)	22,334,562		419,659	(f)	5,673,169	(f)	28,427,390
Adjusted pro forma basic net income (loss) per share applicable to common stockholders	$(0.05)				$(0.05)						$0.01
Shares used to calculate adjusted pro forma basic net income (loss) per share	22,087,503		1,750,098 247,059	(f) (f)	24,084,660		419,659	(f)	5,673,169	(f)	30,177,488

Diluted net income (loss) per share applicable to common stockholders	$(0.05)				$(0.05)						$0.01
Shares used to calculate diluted net income (loss) per share	22,087,503		247,059	(f)	22,334,562		1,786,727 419,659	(f) (f)	5,673,169	(f)	30,214,117
Adjusted pro forma diluted net income (loss) per share applicable to common stockholders	$(0.05)				$(0.05)						$0.01
Shares used to calculate adjusted pro forma diluted net income (loss) per share	22,087,503		1,750,098 247,059	(f) (f)	24,084,660		1,786,727 419,659	(f) (f)	5,673,169	(f)	31,964,215

(1)	Excludes acquisition-related retention consideration, stock-based compensation and amortization of intangibles.

(2)	Components of acquisition-related consideration
Service costs	116,585				116,585						116,585
Sales and marketing	204,528				204,528						204,528
Product development	135,947				135,947						135,947
General and administrative	42,020				42,020						42,020

(3)	Components of stock-based compensation
Service costs	10,800				10,800						10,800
Sales and marketing	155,734				155,734						155,734
Product development	59,883				59,883						59,883
General and administrative	664,103				664,103						664,103

(4)	Components of amortization of intangible assets
Service costs	3,520,878		771,254		4,292,132		10,823,294				15,115,426
Sales and marketing	701,077		142,473		843,550		—				843,550
General and administrative	743,548		256,452		1,000,000		2,850,000				3,850,000

See notes to unaudited pro forma condensed consolidated statements.

MARCHEX, INC.

Unaudited Pro Forma Condensed Consolidated Statements of Operations

For the quarter ended March 31, 2005

	Marchex, Inc.	Pro forma Adjustments		Pro Forma Marchex	Name Development Asset Acquisition	Pro Forma Adjustments		Pro Forma Offering		Pro Forma Marchex and Acquisition and Offering
Revenue	$18,395,983			$18,395,983	$2,544,459					$20,940,442

Expenses:
Service costs (1)	10,668,907			10,668,907	216,185	(191,540	)(d)			10,693,552
Sales and marketing (1)	1,324,986			1,324,986						1,324,986
Product development (1)	774,549			774,549						774,549
General and administrative (1)	1,452,034			1,452,034	134,158					1,586,192
Acquisition-related retention consideration (2)	—			—						—
Facility relocation	—			—						—
Stock-based compensation (3)	146,538			146,538						146,538
Amortization of intangible assets (4)	3,083,157	(275,000	)(b)	2,808,157		1,681,876	(d)			4,490,033

Total operating expenses	17,450,171	(275,000)		17,175,171	350,343	1,490,336		—		19,015,850

Gain on sale of intangible assets, net	—			—	29,486	—				29,486

Income (loss) from operations	945,812	275,000		1,220,812	2,223,602	(1,490,336)		—		1,954,078

Other income (expense)
Interest income	268,383			268,383	7,957					276,340
Interest expense	(1,861)			(1,861)						(1,861)
Other	4,000			4,000	(295)					3,705

Total other income	270,523	—		270,523	7,662	—		—		278,185

Income (loss) before provision for income taxes	1,216,335	275,000		1,491,335	2,231,264	(1,490,336)		—		2,232,263

Income tax expense (benefit)	478,933	107,112	(c)	586,045	211,479	70,074	(e)			867,598

Net income (loss)	737,402	167,887		905,289	2,019,785	(1,560,409)		—		1,364,665

Convertible preferred stock dividends	348,993			348,993	—	—		282,361	(g)	631,354

Net Income (loss) applicable to common stockholders	$388,409	$167,887		$556,296	$2,019,785	$(1,560,409)		$(282,361)		$733,311

Basic net income per share applicable to common stockholders	$0.01			$0.02						$0.02
Shares used to calculate basic net income per share	30,245,678			30,245,678		209,829	(f)	2,836,585	(f)	33,292,092
Adjusted pro forma basic net income per share applicable to common stockholders	$0.01			$0.02						$0.02
Shares used to calculate adjusted pro forma basic net income per share	30,245,678			30,245,678		209,829	(f)	2,836,585	(f)	33,292,092
Diluted net income per share applicable to common stockholders	$0.01			$0.02						$0.02
Shares used to calculate diluted net income per share	32,920,472			32,920,472		209,829	(f)	2,836,585	(f)	35,966,886
Adjusted pro forma diluted net income per share applicable to common stockholders	$0.01			$0.02						$0.02
Shares used to calculate adjusted pro forma diluted net income per share	32,920,472			32,920,472		209,829	(f)	2,836,585	(f)	35,966,886

(1)	Excludes acquisition-related retention consideration, stock-based compensation and amortization of intangibles.

(2)	Components of acquisition-related consideration
Service costs	—			—		—				—
Sales and marketing	—			—		—				—
Product development	—			—		—				—
General and administrative	—			—		—				—

(3)	Components of stock-based compensation
Service costs	1,800			1,800		—				1,800
Sales and marketing	29,507			29,507		—				29,507
Product development	10,665			10,665		—				10,665
General and administrative	104,566			104,566		—				104,566

(4)	Components of amortization of intangible assets
Service costs	2,393,425	(275,000)		2,118,425		1,334,108				3,452,533
Sales and marketing	120,833	—		120,833		—				120,833
General and administrative	568,899	—		568,899		347,768				916,667

See notes to unaudited pro forma condensed consolidated statements.

MARCHEX, INC.

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

Pro Forma Adjustments

Pro Forma Adjustments for goClick

(a)	Represents the elimination of the intercompany revenue and related service costs on sales between goClick and the Company during the period prior to the acquisition of goClick.

(b)	Represents the amortization of identifiable intangible assets associated with Company’s acquisition of goClick, which are amortized over their useful lives ranging from 12 to 36 months. Amortization totals $2.1 million in the first 12 months and $2.3 million in the first 15 months following the acquisition. The Company, for the period of July 27, 2004 to December 31, 2004 and for the period January 1, 2005 to March 31, 2005, recorded approximately $883,000 and $513,000 of amortization related to the above-noted intangible assets, respectively.

(c)	Represents the pro forma income tax expense as though goClick was taxed as a C-corporation for the periods presented using the federal and state statutory tax rates. Prior to the Company’s acquisition, goClick was an S-corporation, whereby shareholders were taxed on their portion of goClick’s taxable income.

Pro Forma Adjustments for Name Development

(d)	Represents the amortization of identifiable intangible assets associated with the Name Development asset acquisition, which are amortized over their useful lives ranging from 12 to 84 months. Amortization totals $13.7 million in the first twelve months and $17.0 million in the first 15 months following the acquisition. Name Development, for the year ended December 31, 2004 and for the period January 1, 2005 to February 13, 2005, recorded approximately $758,000 and $191,000, respectively, of amortization included in service costs related to the above-noted intangible assets. The Company, for the period February 14, 2005 to March 31, 2005, recorded approximately $1.7 million of amortization related to the above-noted intangible assets.

(e)	Represents pro forma income tax expense as though Name Development was taxed as a C corporation for the periods presented with an effective federal and state combined rate of 38%. Name Development is organized under the corporate laws of the British Virgin Islands and is not subject to income tax in the British Virgin Islands. Name Development had e-commerce activities in several other governmental jurisdictions and as such, had recognized a provision for taxes in these foreign jurisdictions.

Pro Forma Adjustments for Earnings (Loss) per Share

(f)	The following is a reconciliation of shares used to compute the historical basic and diluted net income (loss) per share to pro forma basic and diluted net income (loss) per share and to shares used to compute adjusted pro forma basic and diluted net income (loss) per share for the year ended December 31, 2004 and the quarter ended March 31, 2005. The adjusted proforma basic and diluted net income (loss) per share assumes the effect of the conversion of the Company’s 6,724,063 shares of Series A redeemable convertible preferred stock at the original issuance date. Potentially dilutive securities were not included in the computations when their effects would be anti-dilutive.

MARCHEX, INC.

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

	For the year ended December 31, 2004
	Pro Forma basic	Adjusted Pro Forma basic	Pro Forma diluted	Adjusted Pro Forma diluted
Shares used to calculate Marchex net loss per share-actual	22,087,503	22,087,503	22,087,503	22,087,503
Pro forma weighted average stock options and warrants and common shares subject to repurchase or cancellation			1,786,727	1,786,727
Weighted average shares assuming conversion of Series A redeemable convertible preferred stock at the original issuance date		1,750,098		1,750,098
Pro forma effect of shares issued in goClick acquisition	247,059	247,059	247,059	247,059
Pro forma effect of shares issued in Name Development asset acquisition	419,659	419,659	419,659	419,659
Pro forma effect of common shares issued in follow-on offering	5,673,169	5,673,169	5,673,169	5,673,169

Shares used to calculate pro forma and adjusted pro forma basic and diluted net income per share	28,427,390	30,177,488	30,214,117	31,964,215

	For the quarter ended March 31, 2005
	Pro Forma basic	Adjusted Pro Forma basic	Pro Forma diluted	Adjusted Pro Forma diluted
Shares used to calculate Marchex net income per share-actual	30,245,678	30,245,678	32,920,472	32,920,472
Pro forma effect of shares issued in Name Development asset acquisition	209,829	209,829	209,829	209,829
Pro forma effect of common shares issued in follow-on offering	2,836,585	2,836,585	2,836,585	2,836,585

Shares used to calculated pro forma and adjusted pro forma basic and diluted net income per share	33,292,092	33,292,092	35,966,886	35,966,886

For purposes of calculating the shares used for pro forma and pro forma adjusted basic and diluted net income (loss) per share we have included the following:

•	419,659 shares of Class B common stock issued in the Name Development asset acquisition.

•	6,724,063 shares issued upon conversion of the Series A redeemable convertible preferred stock on April 5, 2004. Each of the 6,724,063 outstanding shares of the Company’s Series A redeemable convertible preferred stock automatically converted into 1 share of Class B common stock upon the closing of the Company’s initial public offering.

•	the weighted average impact of the 433,541 shares issued in the goClick acquisition.

•	an assumed common stock offering of 5,673,169 shares of Class B common stock at an offering price of $20.00 per share as necessary to consummate the Name Development asset acquisition for the year ended December 31, 2004 and the period from January 1, 2005 to February 13, 2005. The Company closed its common stock offering of 9,200,000 shares of Class B common stock on February 14, 2005.

MARCHEX, INC.

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

which resulted in net offering proceeds of $174.1 million. The actual number of shares from the actual common stock offering for the period from February 14, 2005 to March 31, 2005 are included in the calculation for the quarter ended March 31, 2005.

•	preferred stock issued as part of the follow-on offering including the exercise of the over allotment by the Company’s underwriters resulted in net offering proceeds of $55.3 million. The shares of Class B common stock which could be issued upon the conversion of all shares of preferred stock have not been included as their effect would be anti-dilutive.

Pro Forma Adjustments for Offering

(g)	Represents preferred stock dividends related to the preferred stock financing associated with the follow-on offering. Based upon a preferred stock offering of 200,000 shares at $250 per share and a 4.75% dividend rate, the accrual of the convertible preferred dividend for the year ended December 31, 2004 would be approximately $2.4 million. The accrual of the convertible preferred dividend for the quarter ended March 31, 2005 would be approximately $594,000. On February 22, 2005, the Company’s underwriters exercised the over allotment of 30,000 preferred shares. From the period February 22, 2005 to March 31, 2005, an additional actual accrual of preferred dividends of $38,000 was recorded. The Company for the quarter ended March 31, 2005 recorded approximately $349,000 of preferred stock dividends related to the above-noted preferred stock offering on an actual basis.

Other information

The terms of the preferred stock contain an exchange right, at the Company’s option, to convert the preferred stock into a convertible debenture. This embedded derivative would be reflected as an asset, if there is any value ascribed to it, and is subject to variable accounting. The right will be marked to market at each reporting date until such time as the right is exercised or expires. Based on a variety of factors including the assessed probability of exercise, no value has been ascribed to this right. No adjustment for possible changes in the value of the redemption right has been reflected in the accompanying pro forma statements.

The estimated amortization relating to actual intangible assets recorded as of March 31, 2005 for the period of April to December 2005 and the next 3 years and thereafter is as follows:

	Period of April 1 to December 31, 2005	2006	2007	2008	thereafter	Total
Enhance Interactive	$1,148,476	$82,794	$—	$—	$—	$1,231,270
TrafficLeader	265,000	226,848	—	—	—	491,848
goClick	1,066,882	652,258	144,373	—	—	1,863,513
Name Development	10,254,971	13,501,073	10,974,238	9,762,650	7,999,652	52,492,584

	$12,735,329	$14,462,973	$11,118,611	$9,762,650	$7,999,652	$56,079,215